Exhibit 25.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM T-1
STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
☐  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

DEUTSCHE BANK TRUST COMPANY AMERICAS
(formerly BANKERS TRUST COMPANY)
(Exact name of trustee as specified in its charter)

NEW YORK	13-4941247
(Jurisdiction of Incorporation or	(I.R.S. Employer
organization if not a U.S. national bank)	Identification no.)

ONE COLUMBUS CIRCLE
NEW YORK, NEW YORK	10019
(Address of principal executive offices)	(Zip Code)
Deutsche Bank Trust Company Americas
1 Columbus Circle
New York, New York 10019
(212) 250 – 2500
(Name, address and telephone number of agent for service)

MONDELĒZ INTERNATIONAL, INC.
(Exact name of obligor as specified in its charter)

Virginia	52-2284372
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

905 West Fulton Market, Suite 200 Chicago, Illinois	60607
(Address of principal executive offices)	(Zip code)

Debt Securities
(Title of the Indenture securities)

Item   1. General Information.
Furnish the following information as to the trustee.
(a)Name and address of each examining or supervising authority to which it is subject.

Name	Address

Federal Reserve Bank (2nd District)	New York, NY
Federal Deposit Insurance Corporation	Washington, D.C.
New York State Banking Department	Albany, NY
(b)Whether it is authorized to exercise corporate trust powers.
Yes.
Item   2. Affiliations with Obligor.
If the obligor is an affiliate of the Trustee, describe each such affiliation.
None.
Item 3. -15.    Not Applicable
Item  16.    List of Exhibits.

Exhibit 1 -	Restated Organization Certificate of Bankers Trust Company dated August 6, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 16, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated December 16, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 3, 1999; and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated February 27, 2002, incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 2 -	Certificate of Authority to commence business, incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 3 -	Authorization of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 333201810.

Exhibit 4 -	A copy of existing By-Laws of Deutsche Bank Trust Company Americas, incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 333-271647.

Exhibit 5 -	Not applicable.

Exhibit 6 -	Consent of Bankers Trust Company required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 7 -	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8 -	Not Applicable.

Exhibit 9 -	Not Applicable.

SIGNATURE
Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on this 2nd day of February, 2026.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Carol Ng
	Name:	Carol Ng
	Title:	Vice President